Janus Henderson Overseas Fund
Schedule of Investments (unaudited)
June 30, 2024

	Shares or Principal Amounts	Value
Common Stocks – 96.8%
Aerospace & Defense – 4.9%
BAE Systems PLC	10,069,093	$168,102,133
Automobiles – 2.4%
Toyota Motor Corp	4,028,600	82,952,321
Banks – 15.3%
BNP Paribas SA	1,937,800	124,156,886
Erste Group Bank AG	1,976,034	93,574,080
HDFC Bank Ltd	5,291,969	106,907,105
Natwest Group PLC	17,403,945	68,256,836
Resona Holdings Inc	10,980,800	72,922,247
UniCredit SpA	1,621,592	60,412,821
		526,229,975
Beverages – 4.3%
Davide Campari-Milano NV	4,488,749	42,312,936
Heineken NV	1,100,848	106,243,518
		148,556,454
Biotechnology – 2.8%
Argenx SE (ADR)*	87,440	37,602,698
Ascendis Pharma A/S (ADR)*	161,451	22,018,687
Zai Lab Ltd (ADR)*	2,048,781	35,505,375
		95,126,760
Chemicals – 0.9%
Shin-Etsu Chemical Co Ltd	825,600	32,116,673
Commercial Services & Supplies – 3.1%
Rentokil Initial PLC	10,344,304	60,306,152
Secom Co Ltd	772,900	45,805,197
		106,111,349
Diversified Telecommunication Services – 3.6%
Deutsche Telekom AG	4,858,763	122,209,419
Electronic Equipment, Instruments & Components – 3.1%
Hexagon AB - Class B	7,089,877	79,618,738
Keyence Corp	61,300	27,047,413
		106,666,151
Entertainment – 3.7%
Liberty Media Corp-Liberty Formula One - Series C*	1,745,800	125,418,272
Hotels, Restaurants & Leisure – 3.0%
Entain PLC	6,543,933	51,801,301
Las Vegas Sands Corp	636,049	28,145,168
MakeMyTrip Ltd*	287,339	24,165,210
		104,111,679
Industrial Real Estate Investment Trusts (REITs) – 1.3%
Segro PLC	3,776,713	42,911,453
Information Technology Services – 1.1%
Fujitsu Ltd	2,392,700	37,598,476
Insurance – 5.8%
AIA Group Ltd	10,887,000	73,826,565
Dai-ichi Life Holdings Inc	4,680,200	125,670,543
		199,497,108
Life Sciences Tools & Services – 1.6%
ICON PLC*	176,999	55,483,877
Machinery – 0.5%
Alstom SA#	1,032,379	17,323,885
Metals & Mining – 3.8%
Teck Resources Ltd	2,756,039	132,090,004
Multiline Retail – 0.8%
JD.Com Inc - Class A	2,079,989	26,873,239
Oil, Gas & Consumable Fuels – 5.8%
Canadian Natural Resources Ltd	3,037,588	108,138,133
Gaztransport Et Technigaz SA	212,591	27,703,308
TotalEnergies SE	951,838	63,430,293
		199,271,734
Personal Products – 3.3%
Unilever PLC	2,041,170	112,364,563
Pharmaceuticals – 7.1%
AstraZeneca PLC	496,059	77,321,585

	Shares or Principal Amounts	Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Daiichi Sankyo Co Ltd	1,120,100	$39,134,020
Novo Nordisk A/S - Class B	550,846	78,705,310
Sanofi	514,334	49,431,582
		244,592,497
Road & Rail – 0.7%
Full Truck Alliance Co (ADR)	3,156,969	25,382,031
Semiconductor & Semiconductor Equipment – 11.0%
ASML Holding NV	132,693	136,879,995
Taiwan Semiconductor Manufacturing Co Ltd	8,077,000	240,270,306
		377,150,301
Technology Hardware, Storage & Peripherals – 1.8%
Samsung Electronics Co Ltd	1,021,569	60,046,399
Textiles, Apparel & Luxury Goods – 3.7%
LVMH Moet Hennessy Louis Vuitton SE	39,751	30,522,582
Samsonite International SAž	32,380,829	96,604,044
		127,126,626
Wireless Telecommunication Services – 1.4%
SoftBank Group Corp	760,800	49,606,576
Total Common Stocks (cost $2,741,036,350)		3,324,919,955
Preferred Stocks – 1.8%
Automobiles – 1.8%
Dr Ing hc F Porsche AGž (cost $77,279,621)	814,847	60,572,008
Rights – 0%
Machinery – 0%
Alstom SA* (cost $0)	785,695	449,438
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3419%ºº,£ (cost $39,135,304)	39,127,479	39,135,304
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2795%ºº,£	3,154,918	3,154,918
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 7/1/24	$788,729	788,729
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,943,647)		3,943,647
Total Investments (total cost $2,861,394,922) – 99.8%		3,429,020,352
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		6,613,274
Net Assets – 100%		$3,435,633,626

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United Kingdom	$581,064,023	17.0%
Japan	512,853,466	15.0
France	313,017,974	9.1
Netherlands	243,123,513	7.1
Taiwan	240,270,306	7.0
Canada	240,228,137	7.0
United States	196,642,391	5.7
Germany	182,781,427	5.3
Hong Kong	170,430,609	5.0
India	131,072,315	3.8
Italy	102,725,757	3.0
Denmark	100,723,997	2.9
Austria	93,574,080	2.7
China	87,760,645	2.6
Sweden	79,618,738	2.3
South Korea	60,046,399	1.8
Ireland	55,483,877	1.6
Belgium	37,602,698	1.1
Total	$3,429,020,352	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 9/30/23	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 6/30/24	Ending Shares	Dividend Income
Investment Companies - 1.1%
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3419%ºº
	$56,377,171	$597,537,586	$(614,773,816)	$(1,441)	$(4,196)	$39,135,304	39,127,479	$2,633,304
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2795%ºº
	584,080	174,772,410	(172,201,572)	-	-	3,154,918	3,154,918	39,501 ∆
Total Affiliated Investments - 1.2%
	$56,961,251	$772,309,996	$(786,975,388)	$(1,441)	$(4,196)	$42,290,222	42,282,397	$2,672,805

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount		Swap Contracts, at Value and Unrealized Appreciation/ (Depreciation)
UBS AG, London Branch:
Euro short-term rate + 0.55%	Ryanair Holdings PLC	At Maturity	1/15/25	27,200,730	EUR	$(3,617,660)

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2024
Total return swaps:
Average notional amount	$19,040,511

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2024 is
$157,176,052, which represents 4.6% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of June 30, 2024.
#	Loaned security; a portion of the security is on loan at June 30, 2024.
£
The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2024.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Biotechnology	$95,126,760	$-	$-
Entertainment	125,418,272	-	-
Hotels, Restaurants & Leisure	52,310,378	51,801,301	-
Life Sciences Tools & Services	55,483,877	-	-
Metals & Mining	132,090,004	-	-
Oil, Gas & Consumable Fuels	108,138,133	91,133,601	-
Road & Rail	25,382,031	-	-
All Other	-	2,588,035,598	-
Preferred Stocks	-	60,572,008	-
Rights	-	449,438	-
Investment Companies	-	39,135,304	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,943,647	-
Total Assets	$593,949,455	$2,835,070,897	$-
Liabilities
Other Financial Instruments(a):
OTC Swaps	$-	$3,617,660	$-

(a)
Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2024 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-35-70247 08-24